Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

AND OTHER LOAN DOCUMENTS

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) made as of the 29th day of July, 2015, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of May 6, 2010, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2011, that certain Second Amendment to Credit Agreement and other Loan Documents, dated as of March 21, 2012, that certain Third Amendment to Credit Agreement, dated as of April 9, 2013, that certain Fourth Amendment to Credit Agreement and Other Loan Documents, dated as of June 11, 2013, and that certain Fifth Amendment to Credit Agreement and Other Loan Documents, dated as of May 13, 2014 (as amended, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement, and Borrower desires to increase the Total Commitment; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modifications of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) By deleting in their entirety the definitions of “Revolving Credit Loan or Loans” and “Total Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Revolving Credit Loan or Loans. An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $700,000,000.00 (subject to increase as provided in §2.11) to be made by the Lenders hereunder as more particularly described in §2. Without limiting the foregoing, Revolving Credit Loans shall also include Revolving Credit Loans made pursuant to §2.10(f).

Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. As of July 29, 2015, the Total Commitment is Seven Hundred Million and No/100 Dollars ($700,000,000.00). The Total Commitment may increase in accordance with §2.11.”; and

(b) By deleting in its entirety subparagraph (b) in the definition of “Change of Control”, appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“(b) As of any date a majority of the Board of Directors or Trustees or similar body (the “Board”) of REIT or Borrower consists of individuals who were not either (i) directors or trustees of REIT or Borrower as of the corresponding date of the previous year, or (ii) approved to become directors or trustees by the Board of REIT or Borrower of which a majority consisted of individuals described in clause (b)(i) above, or (iii) approved to become directors or trustees by the Board of REIT or Borrower, which majority consisted of individuals described in clause (b)(i) above and individuals described in clause (b)(ii), above; or”

3. Amendment to Guaranty. Guarantors, the Lenders and the Agent do hereby modify and amend the Guaranty by deleting in its entirety Recital A appearing on page 1 of the Guaranty, and inserting in lieu thereof the following:

“A. On or about the date hereof, DuPont Fabros Technology, L.P., a Maryland limited partnership (“Borrower”), Agent and the Lenders entered into that certain Credit Agreement (as amended, the “Credit Agreement”) whereby the Lenders agreed to make a revolving credit loan (the “Loan”) available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of Seven Hundred Million and No/100 Dollars ($700,000,000.00), increasable to Eight Hundred Million and no/100 Dollars ($800,000,000.00). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.”

4. Commitments.

(a) Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Commitment shall be the amount set forth on Schedule 1.1 attached hereto. Each of the Lenders that is a party to the Credit Agreement prior to the effectiveness of this Amendment that is increasing its Commitment (the “Increasing Existing Lenders”) shall receive a Revolving Credit Note based on its Commitment as set forth on Schedule 1.1 hereto, which Revolving Credit Note shall be replacements for such Lender’s existing Revolving Credit Note and shall not be a novation or satisfaction of such indebtedness.

(b) By its signature below, each Increasing Existing Lender hereby agrees to perform all obligations with respect to its respective Commitment as set forth in this

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Amendment, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans to the Borrower with respect to its Revolving Credit Commitment as required under §2.1 of the Credit Agreement, the obligation to pay amounts due in respect of Swing Loans as set forth in §2.5 of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein.

(c) On the effective date of this Amendment, (i) the outstanding principal balance of the Revolving Credit Loans prior to the effectiveness of this Amendment shall be reallocated among the Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Lender shall be equal to such Lender’s Commitment (as in effect after the effectiveness of this Amendment), and (ii) those Revolving Credit Lenders whose Commitment is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Lenders as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.

5. References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement or Guaranty shall be deemed a reference to the Credit Agreement or Guaranty as modified and amended herein.

6. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

7. Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

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(b) Enforceability. This Amendment and the other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

8. No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

9. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

10. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

11. Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, Guarantors, the Required Lenders, all of the Increasing Existing Lenders and Agent;

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(b) An opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(c) A Revolving Credit Note duly executed by the Borrower in favor of each Increasing Existing Lender increasing its respective Credit Commitment pursuant to this Amendment in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;

(d) Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and

(e) Such other certificates, documents, instruments and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.

12. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

13. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

14. MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its sole General Partner

	By:	/s/ Richard A. Montfort, Jr.
	Name:	Richard A. Montfort, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

REIT:

DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation, as Guarantor

By:	/s/ Richard A. Montfort, Jr.
Name:	Richard A. Montfort, Jr.
Title:	Executive Vice President, General Counsel and Secretary

SUBSIDIARY GUARANTORS:

GRIZZLY EQUITY LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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GRIZZLY VENTURES LLC,
a Delaware limited liability company

By:	Grizzly Equity LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Richard A. Montfort, Jr.
			Name:	Richard A. Montfort, Jr.
			Title:	Executive Vice President, General Counsel and Secretary

LEMUR PROPERTIES LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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PORPOISE VENTURES LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

RHINO EQUITY LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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TARANTULA INTERESTS LLC, a Delaware limited liability company

By:	DuPont Fabros Technology L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

TARANTULA VENTURES LLC, a Delaware limited liability company

By:	Tarantula Interests, LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Richard A. Montfort, Jr.
			Name:	Richard A. Montfort, Jr.
			Title:	Executive Vice President, General Counsel and Secretary

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WHALE HOLDINGS LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

WHALE INTERESTS LLC, a Delaware limited liability company

By:	Whale Holdings LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Richard A. Montfort, Jr.
			Name:	Richard A. Montfort, Jr.
			Title:	Executive Vice President, General Counsel and Secretary

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WHALE VENTURES LLC,
a Delaware limited liability company

By:	Whale Interests LLC,
a Delaware limited liability company, its Managing Member

	By:	Whale Holdings LLC,
a Delaware limited liability company, its Managing Member

		By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

			By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

				By:	/s/ Richard A. Montfort, Jr.
				Name:	Richard A. Montfort, Jr.
				Title:	Executive Vice President, General Counsel and Secretary

YAK MANAGEMENT LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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YAK INTERESTS LLC,
a Delaware limited liability company

By:	Yak Management LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Richard A. Montfort, Jr.
			Name:	Richard A. Montfort, Jr.
			Title:	Executive Vice President, General Counsel and Secretary

XERES MANAGEMENT LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS – KEYBANK/DUPONT 2015]

XERES INTERESTS LLC,
a Delaware limited liability company

By:	Xeres Management LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Richard A. Montfort, Jr.
			Name:	Richard A. Montfort, Jr.
			Title:	Executive Vice President, General Counsel and Secretary

XERES VENTURES LLC, a Delaware limited liability company

By:	Xeres Interests LLC,
a Delaware limited liability company, its Managing Member

	By:	Xeres Management LLC,
a Delaware limited liability company, its Managing Member

		By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

			By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

				By:	/s/ Richard A. Montfort, Jr.
				Name:	Richard A. Montfort, Jr.
				Title:	Executive Vice President, General Counsel and Secretary

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FOX PROPERTIES LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Richard A. Montfort, Jr.
		Name:	Richard A. Montfort, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

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LENDERS:

KEYBANK NATIONAL ASSOCIATION individually and as Agent

By:	/s/ John Scott
Name:	John Scott
Title:	Senior Vice President

RAYMOND JAMES BANK, N.A.

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

CITIZENS BANK, N.A. (formerly known as RBS Citizens, N.A.)

By:	/s/ David R. Jablonowski
Name:	David R. Jablonowski
Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

STIFEL BANK & TRUST

By:	/s/ Suzanne Agin
Name:	Suzanne Agin
Title:	Vice President

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DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

TD BANK, N.A.

By:	/s/ Michael J. Pappas
Name:	Michael J. Pappas
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Lingal Huang
Name:	Lingal Huang
Title:	Authorized Signatory

SUNTRUST BANK

By:	/s/ Kristopher Dickson
Name:	Kristopher Dickson
Title:	Senior Vice President

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REGIONS BANK

By:	/s/ John Fulton
Name:	John Fulton
Title:	Assistant Vice President

SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS – KEYBANK/DUPONT 2015]

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage*
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Jason Weaver Telephone: (216) 689-7984 Facsimile: (216) 689-4997	$115,000,000.00	16.428571428571%
LIBOR Lending Office Same as Above
Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, New York 10010 Attention: Mikhail Faybusovich Telephone: (212) 325-5714 Facsimile: (646) 935-8518	$70,000,000.00	10.000000000000%
LIBOR Lending Office Same as Above
Deutsche Bank AG, New York Branch 60 Wall Street, 10th Floor New York, NY 10005-2836 Attention: Joanna Soliman Telephone: (212) 250-5345 Facsimile: (212) 797-8988	$25,000,000.00	3.571428571429%
LIBOR Lending Office Same as Above
Goldman Sachs Bank USA c/o Goldman, Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, New Jersey 07302 Attention: Michelle Latzoni Telephone: (212) 934-3921 Facsimile: (917) 977-3966	$85,000,000.00	12.142857142857%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 1

Name and Address	Commitment	Commitment Percentage*
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, Florida 33716 Attention: James M. Armstrong Telephone: (727) 567-7919 Facsimile: (866) 205-1396	$45,000,000.00	6.428571428571%
LIBOR Lending Office Same as Above
Citizens Bank, N.A. 1215 Superior Avenue, 6th Floor Cleveland, Ohio 44114 Attention: Samuel A. Bluso Telephone: (216) 277-0388 Facsimile: (216) 277-7577	$65,000,000.00	9.285714285714%
LIBOR Lending Office Same as Above
Regions Bank 1900 Fifth Avenue North, Suite 210 Birmingham, Alabama 35203 Attention: Kerri Raines Telephone: (704) 362-3564 Facsimile: (704) 362-3594	$60,000,000.00	8.571428571429%
LIBOR Lending Office Same as Above
Royal Bank of Canada Three World Financial Center 200 Vesey Street, 12th Floor New York, New York 10281-8098 Attention: Dan LePage Telephone: (212) 428-6605 Facsimile: (212) 428-6459	$65,000,000.00	9.285714285714%
LIBOR Lending Office Same as Above

SCHEDULE 1.1 – PAGE 2

Name and Address	Commitment	Commitment Percentage*
Stifel Bank & Trust 501 N. Broadway, Floor 6 St. Louis, Missouri 63102 Attention: Suzanne A. Agin Telephone: (314) 342-2992 Facsimile: (866) 202-1247	$15,000,000.00	2.142857142857%
LIBOR Lending Office Same as Above
SunTrust Bank 8330 Boone Blvd., Suite 800 Vienna, Virginia 22182 Attention: Nancy B. Richards Telephone: (703) 442-1557 Facsimile: (703) 442-1570	$85,000,000.00	12.142857142857%
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: (205) 803-4591 Facsimile: ( ) -	$20,000,000.00	2.857142857143%
LIBOR Lending Office Same as Above
TD Bank, N.A. 200 State Street, 8th Floor Boston, Massachusetts 02019 Attention: Michael Pappas Telephone: (617) 737-3678 Facsimile: (617) 737-0238	$50,000,000.00	7.142857142857%
LIBOR Lending Office Same as Above
TOTAL	$700,000,000.00	100.00%*

*	Percentages may not add up to 100% due to rounding

SCHEDULE 1.1 – PAGE 3